Penn Series Funds, Inc.

Supplement dated December 11, 2009 to the Statement of Additional Information (“SAI”) dated May 1, 2009,

as supplemented June 2, 2009, August 14, 2009 and October 2, 2009

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

The following information is hereby added to the sub-section entitled Investments in Equity Securities in the section entitled SECURITIES AND INVESTMENT TECHNIQUES beginning on page 21 of the SAI:

Master Limited Partnerships (MLPs).  The Mid Cap Value Fund can invest up to 5% of its assets in MLPs.  An MLP is a limited partnership (or similar entity) in which investors buy units (“common units”) (versus shares of a corporation) and receive distributions (versus dividends).  MLPs are generally registered with the SEC and publicly traded on a securities exchange or in the over-the-counter (OTC) market, with their value fluctuating predominantly based on prevailing market conditions.  While the majority of MLPs own interests in businesses related to the production, infrastructure, transportation and storage of natural resources such as oil, gas, and fossil fuels, some MLPs operate in the real estate sector.  With regard to tax treatment, an MLP is considered a pass-through entity, which means that the MLP itself is not subject to federal or state income tax but rather taxation is passed along to the investors or “unit holders”.  Distributions from an MLP to unit holders may consist in part of a return of capital.  MLPs consist of a general partner and limited partners.  The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units.  Limited partners own the remainder of the common units, and have a limited role, if any, in the MLP’s operations and management.  MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions.  Common units along with general partner units, have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

There are risks related to investing in MLPs including, but not limited to, risks associated with (a) the MLP structure itself and (b) the specific industry or industries in which the MLP invests.  MLPs holding interests in credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers.  MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.  Even though the common units are typically traded on a securities exchange or in the OTC market, investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic, market, regulatory or other conditions, which could, in turn, affect the liquidity of the units themselves.   MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.  Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions to holders of the common units.

MLPs involve some risks that differ from an investment in the common stock of a corporation. Holders of MLP common units have limited control and voting rights on matters affecting the MLP. Holders of MLP common units are exposed to a possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP common units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s governing documents, or to take other action under the governing documents of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the statutes of that state.  This liability may remain with the holder of units even after the units are sold.   In addition, there are certain tax risks associated with an investment in units and conflicts of interest exist between common interest holders and the general partner. For example, conflicts of interest may arise from incentive distribution payments paid to the general partner, or referral of business opportunities by the general partner or one of its affiliates to an entity other than the MLP.  Additionally, holders of units are also exposed to the risk that they be required to repay amounts to the MLP that are wrongfully distributed to them.  Furthermore, if an MLP fails to sufficiently monitor its operations so that it remains taxed as an

MLP under the Internal Revenue Code, the MLP could be taxed as a corporation, which could have adverse consequences for a fund that owns units of such an MLP.

To the extent that a fund invests in energy-related companies, through its investment in MLPs, it takes on additional risks. The fund faces the risk that the earnings, dividends, and stock prices of energy companies may be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including: changes in international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); relationships among OPEC members and between OPEC and oil-importing nations; energy conservation; the regulatory environment; government tax policies; development of alternative sources of energy; and the economic growth and stability of the key energy-consuming countries.  These factors could lead to substantial fluctuations in the value of a fund’s energy-related investments, particularly MLPs that operate in oil, gas, fossil fuels and other natural resources related businesses, including energy production, generation, processing, distribution and infrastructure.

MLPs are subject to the other risks generally applicable to interests in companies in the energy and natural resources sectors, including commodity pricing risk, supply and demand risk and depletion risk and exploration risk. There are also certain tax risks associated with investment in MLPs, including the risk that U.S. taxing authorities could challenge a fund’s treatment for federal income tax purposes of the MLPs in which that fund invests. These tax risks, and any adverse determination with respect thereto, could have a negative impact on the after-tax income available for distribution by the MLPs and/or the value of the fund’s investment in the MLP.  There can be no assurance that future changes to U.S. tax laws or tax rules would not adversely affect a fund’s investments in MLPs or the value of the fund’s shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM1410  12/11